Exhibit (e)(4)

The English translation is for convenience only.
The German text is legally binding.

TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS

ON SHARES

OF AIXTRON AG

2007/2017

1

OF THE TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS ON SHARES

OF AIXTRON AG 2007/2017

Art. 1                  Subscription rights, Subscription right premium

Art. 2                  Beneficiaries, Transferability, Forfeiture

Art. 3                  Subscription period

Art. 4                  Subscription right exercise period

Art. 5                  Exercising the subscription rights

Art. 6                  Adjustment of the subscription right premium

Art. 7                  Notices

Art. 8                  Taxes and fees

Art. 9                  Applicable law, Place of performance and Jurisdiction

Art. 10           Safeguarding provision

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Art. 1
Subscription rights, Subscription right premium

(1)                                 The subscription right holder is entitled to purchase no-par value bearer shares of AIXTRON AG in accordance with the Terms and Conditions set out below.

(2)                                 Each subscription right entitles the holder to acquire one share of AIXTRON AG with a proportional interest in the share capital of € 1.00 per no-par value share.  The subscription right exercise price is defined as 120% of the average (arithmetic mean) of the closing prices of the AIXTRON share fixed on the Frankfurt Stock Exchange (XETRA closing price or any closing price of a trading system which will follow XETRA and is functional comparable) during twenty trading days prior to the day of issuance (day of offer).  Trading days are defined as days which the Frankfurt Stock Exchange trades securities in accordance with the published trading calendar.  The subscription rights will be issued on December 4th, 2007.  The trading days for this Stock Option Program are herewith the days from November 6th, 2007 to December 3rd, 2007 as defined in these Terms and Conditions.

(3)                                 The subscription rights are secured by contingent capital with a value of EUR 3,919,374 as resolved by the Ordinary General Meeting of AIXTRON AG on May 22, 2007 and entered in the commercial register on July 12, 2007.

(4)                                 Shares issued on the basis of the subscription rights first carry dividend rights for the fiscal year in which the exercise notice (as defined under Art. 5) takes effect.

(5)                                 Subscription rights will not be embodied.

Art. 2
Beneficiaries, Transferability, Forfeiture

(1)                                 The only persons entitled to obtain subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of §15 AktG (“group companies”) and selected executive and other key employees employed with the Company or a group company (“employees”).

Members of the Executive Board of the AIXTRON AG and of the managements of group companies and employees of the Company and of group companies entitled to acquire share options who are at the same time members of the management of a group company will receive share options only from the volume which is designated for the group of persons at the higher hierarchical level.

(2)                                 With the exception of inheritance, subscription rights are non-transferable.  The subscription right holder is also prohibited from making any other disposal of rights and from entering into any other transaction with third parties which are equivalent to a full or partial realization of granted rights or its economic value.  The subscription right holder has the duty to not engage in any acts described in the foregoing sentence.  The subscription rights will forfeit in the event of any breach of such duty.

Due to the fact that subscription rights are issued based upon an incentive function to employee and are, therefore, not issued as part of employee’s salary, subscription rights will expire, if the subscription right holder is no longer employed by a company of the AIXTRON Group.

(3)                                 The only persons entitled to exercise subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and

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other key employees employed with the Company or a group company (“employees”), to whom subscription rights have been allocated and who is in possession of a non terminated employment at the time of the exercise period.

Subscription rights from tranches that were already available for exercise in the past, i.e. the vesting period according to Art. 4 has expired but the subscription rights have not been exercised, are available to the holder for an additional and last time in the tranche following the date notice was given or termination date of the employment contract.  Subscription rights from tranches which will vest for the first time according to Art. 4 after either the employee or a company of the AIXTRON Group gave notice or terminated the employment contract will expire.

In the event of retirement, occupational incapacity and/or total disability or death or in the event of suspension of employment, only subscription rights from that tranche immediately following the occurrence of one of the aforementioned events may be exercised.  Subscription rights from tranches not becoming exercisable immediately after the occurrence of one of the aforementioned events will expire.

In the event of death, the subscription rights are transferable to the heirs, who can exercise the subscription rights in the same way as the original beneficiary.

(4)                                 If a business unit or a company is spun-off or divested from the AIXTRON Group, active employees in the spun-off or divested business unit or company may exercise their exercisable subscription rights on the basis of the entitlement at the time of the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  In such cases, the subscription right can only be exercised until the end of the first exercise period following the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  Subscription rights from a tranche not becoming available immediately after the occurrence of an event described in this article expire.

(5)                                 All subscription rights under this stock subscription right program expire in the event that a subscription right holder acts contrary to the interest of the AIXTRON Group during or up to 6 months after the termination of his employment.

Art. 3
Subscription period

The subscription rights can be subscribed to by entitled persons between December 4th, 2007 and December 6th, 2007.

Art. 4
Subscription right exercise period

The subscription rights will be exercised in tranches.  Up to 50% of the subscribed subscription rights (tranche 1) can be exercised following the publication of the results for the past fiscal year in year 2010 (in any event no earlier than 2 years after the subscription of the subscription rights); a further 25% (tranche 2) following the publication of the results for the past fiscal year in year 2011; and finally the remaining 25% (tranche 3) following the publication of the results for the past fiscal year in year 2012.

Following the relevant lock-up period, the subscription rights may only be exercised within the exercise periods and only then on days on which commercial banks are open in Frankfurt am Main, Germany (“banking day” and if such a banking day lies in an exercise period “exercise day”).  The exercise periods commence on the third banking day after the publication of the results for the past fiscal year, after an Ordinary General Meeting of the Company or after the publication of the semi-annual report or the

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quarterly report for the third quarter, and end on the nineteenth banking day in Frankfurt am Main, Germany, following the commencement of the exercise period.

The authorisation of the Shareholders’ Meeting dated May 22, 2007 enable additional exercise periods after analyst press conferences or if the Company publishes preliminary figures for the past financial year.

In regard to exercise the following blackout periods/lock-up periods shall be taken into consideration:

•                                          from the last banking day on which the shareholders may register their attendance at the Ordinary General Meeting until the second banking day after the Ordinary General Meeting of the Company; or

•                                          on the day of publication of an offer for subscription to new shares or bonds with conversion and/or option rights to shares of the Company in a journal for statutory stock market notices until the day on which the subscription rights for shares of the Company are for the first time officially traded and listed on the Frankfurt stock exchange “ex subscription right”.

If and to the extent that exercise days fall within one of the abovementioned blackout periods/lock-up periods, the subscription rights may not be exercised and the relevant exercise period will be prolonged by a corresponding number of exercise days directly following the end of the lock-up period.

The exercise periods for the relevant tranches are as follows:

Tranche 1 (up to 50% of the allocated subscription rights)
1. First exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2010 (in any event no earlier than 2 years after the allocation of the subscription rights)

•                                          Exercise period 2:  On the 20 exercise days following the 2010 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2010

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2010

Tranche 2 (a further up to 25% of the allotted subscription rights)
2. Second exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2011

•                                          Exercise period 2:  On the 20 exercise days following the 2011 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2011

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2011

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Tranche 3 (the remaining 25% of the allotted subscription rights)
3. Third exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2012

•                                          Exercise period 2:  On the 20 exercise days following the 2012 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2012

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2012

The maximum number of subscription rights available for exercise may be exercised at each of the exercise days, i.e. up to 50% in the first exercise phase and up to 75% in the second exercise phase if tranche 1 subscription rights have not be exercised and finally up to 100% in the third exercise period if tranche 1 to 2 subscription rights have not be exercised.  Alternatively, the holder may decide not to exercise some or all of the subscription rights in the individual exercise periods and then exercise, in full or in part, those subscription rights then becoming available for exercise in subsequent exercise period, plus the subscription rights not yet exercised from the previous tranches.

4. Fourth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2013

•                                          Exercise period 2:  On the 20 exercise days following the 2013 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2013

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2013

5. Fifth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2014

•                                          Exercise period 2:  On the 20 exercise days following the 2014 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2014

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2014

6. Sixth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2015

•                                          Exercise period 2:  On the 20 exercise days following the 2015 Ordinary General Meeting

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•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2015

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2015

7. Seventh exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2016

•                                          Exercise period 2:  On the 20 exercise days following the 2016 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2016

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2016

8. Eighth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2017

•                                          Exercise period 2:  On the 20 exercise days following the 2017 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2017

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2017

All vested subscription rights, which have not expired or have not been effectively exercised, may be exercised during each of the fourth to eighth exercise period to up to 100%.  The terms of the first to third exercise periods apply accordingly.  Subscription rights not exercised by the end of the eighth exercise period will expire.

Art. 5
Exercising the subscription rights

To exercise the subscription right, the subscription right holder must submit a written request (“exercise notice”) to the subscription right agent using the form available at the legal department of AIXTRON AG and depending on exercise mode, pay the exercise price according to Art.1 (2).  The company mandated to function as subscription rights agent will be named to the subscription right holder by AIXTRON AG.  To become effective, the exercise notice has to be certified through a confirmation note by AIXTRON AG confirming the number of subscription rights available for exercise, and the timely receipt of such confirmed exercise notice as well as the exercise price (depending on exercise mode) to the subscription right agent is required.

The exercise notice towards the subscription right agent will be valid on such banking day on which the exercise notice and depending on exercise mode, the exercise price has been received by the subscription right agent at his place until 10 a.m. (German time).  Should the exercise notice and/or the exercise price (“Buy and Hold” mode) be received by the subscription right agent after 10 a.m., the exercise notice and/or the exercise price (“Buy and Hold” mode) will be deemed to be received the next banking day.

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Should the technical equipment of the Frankfurt Stock Exchange as well as the subscription right agent allow for an extended exercise period, AIXTRON AG may, in favor of the subscription right holder, extend the exercise period.

The provisions of insider trading legislation must be observed if the shares subscribed after subscription rights have been exercised are sold.

Art. 6
Adjustment of the subscription right premium

(1)                                 Where the Issuer increases the share capital by issuing new shares or issues bonds with warrants carrying subscription or conversion rights on shares or performs other corporate actions listed below, and grants subscription rights to the shareholders, the subscription right premium shall be adjusted in accordance with the following provisions.

(2)                                 In the event of a capital increase against contributions or the issuance of bonds carrying subscription or conversion rights, the subscription right premium shall be reduced by that amount corresponding to the average price of the subscription rights granted to the shareholders on all trading days on the Frankfurt Stock Exchange.

The reduced subscription right premium shall apply with effect from the first trading day on the Frankfurt Stock Exchange following expiration of the subscription period for the new shares or bonds carrying conversion or subscription rights.  The subscription right premium shall not be reduced if the subscription right holders are granted a subscription right whose value corresponds to the subscription rights of the shareholders.

(3)                                 In the event of a capital increase from corporate resources, the contingent capital created to secure the subscription rights shall be increased in the same proportion as the share capital (section 218 of the AktG - German Stock Corporation Act).  In the event that the share capital is increased without issuing new shares pursuant to section 207 (2) clause 2 of the AktG, the capital increase from corporate resources shall not affect the legal status of the subscription right holders.  If, in contrast, new shares are issued, the subscription right holders shall be provided with as many additional shares when exercising their subscription right as if they had already exercised their subscription right at the time of the capital increase from corporate resources.

Fractions of shares arising as a result of a capital increase from corporate resources will not be provided when the subscription right is exercised, but will be sold at best for the account of the subscription right holder.  The proceeds will be provided to the subscription right holder when the shares are issued.

(4)                                 In the event of a capital reduction, the subscription right premium or the subscription right ratio shall not be adjusted in those cases where the capital reduction does not change the aggregate number of shares or the capital reduction is linked to a capital repayment or the purchase of own shares.  In the event of a capital reduction by the consolidation of shares without a capital repayment or the purchase of own shares without a change in capital (stock split), the number of shares for which one subscription right may be acquired at the subscription right premium shall be reduced or increased in proportion to the capital reduction or stock split.

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Art. 7
Notices

Amendments and revisions to this subscription right program are required to be in writing.

Art. 8
Taxes and fees

(1)                                 The granting of subscription rights to the subscription right holder as well as the exercise of such subscription rights might be considered to be a taxable, monetary advantage to the subscription right holder.  AIXTRON AG, respectively AIXTRON affiliated companies, will pay taxes, including but not limited to income tax, social charges, church taxes, on behalf of the subscription right holder to the appropriate authorities in the event it is legally required.  Up to the legal limit of execution, AIXTRON AG and its affiliates shall have the right to set off their claims in regard to tax payments and fees against the salary of the subscription rights holder.  Any additional payments to be paid by the subscription right holder to AIXTRON AG and/or its affiliates have to be reimbursed by the subscription right holder to AIXTRON AG and/or its affiliates.

(2)                                 In the event that the subscription right holder gains additional money due a positive development of the stock market and based upon the sale of shares received due to the exercise of the subscription rights, the subscription right holder is responsible for the payment of any additional taxes.  Any fees incurred due to the sale of shares and/or financing interest have to be paid by the subscription right holder.

(3)                                 In the event that another country has the authority to tax the subscription right holder, the subscription right holder has the duty to pay any required taxes and fees according to applicable law.

Art. 9
Applicable law, Place of performance and Jurisdiction

(1)                                 The form and content of the subscription rights and the rights and obligations of the parties under these Terms and Conditions are governed in all respects by the laws of the Federal Republic of Germany.

(2)                                 The place of performance is Aachen, Germany.

(3)                                 The non-exclusive place of jurisdiction for all disputes concerning matters governed by these Terms and Conditions is Aachen, Germany.

Art. 10
Safeguarding provision

In the event that any of the Terms and Conditions governing the subscription rights is or becomes fully or partially invalid or unenforceable, this shall not affect the validity or enforceability of the remaining Terms and Conditions.  Any loophole arising due to the invalidity or unenforceability of one of the Terms and Conditions governing the subscription rights shall be closed appropriately by re-interpretation of the agreement, taking into consideration the interests of the parties.

Aachen, Germany, December 2007	AIXTRON AG

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The English translation is for convenience only.
The German text is legally binding.

TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS

ON SHARES

OF AIXTRON AG

2008/2018

1

OF THE TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS ON SHARES

OF AIXTRON AG 2008/2018

Art. 1                  Subscription rights, Subscription right premium

Art. 2                  Beneficiaries, Transferability, Forfeiture

Art. 3                  Subscription period

Art. 4                  Subscription right exercise period

Art. 5                  Exercising the subscription rights

Art. 6                  Adjustment of the subscription right premium

Art. 7                  Notices

Art. 8                  Taxes and fees

Art. 9                  Applicable law, Place of performance and Jurisdiction

Art. 10           Safeguarding provision

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Art. 1
Subscription rights, Subscription right premium

(1)                                 The subscription right holder is entitled to purchase no-par value bearer shares of AIXTRON AG in accordance with the Terms and Conditions set out below.

(2)                                 Each subscription right entitles the holder to acquire one share of AIXTRON AG with a proportional interest in the share capital of € 1.00 per no-par value share.  The subscription right exercise price is defined as 120% of the average (arithmetic mean) of the closing prices of the AIXTRON share fixed on the Frankfurt Stock Exchange (XETRA closing price or any closing price of a trading system which will follow XETRA and is functional comparable) during twenty trading days prior to the day of issuance (day of offer).  Trading days are defined as days which the Frankfurt Stock Exchange trades securities in accordance with the published trading calendar.  The subscription rights will be issued on November 4th, 2008.  The trading days for this Stock Option Program are herewith the days from October 7th, 2008 to November 3rd, 2008 as defined in these Terms and Conditions.

(3)                                 The subscription rights are secured by contingent capital with a value of EUR 3,919,374 as resolved by the Ordinary General Meeting of AIXTRON AG on May 22, 2007 and entered in the commercial register on July 12, 2007.

(4)                                 Shares issued on the basis of the subscription rights first carry dividend rights for the fiscal year in which the exercise notice (as defined under Art. 5) takes effect.

(5)                                 Subscription rights will not be embodied.

Art. 2
Beneficiaries, Transferability, Forfeiture

(1)                                 The only persons entitled to obtain subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and other key employees employed with the Company or a group company (“employees”).

Members of the Executive Board of the AIXTRON AG and of the managements of group companies and employees of the Company and of group companies entitled to acquire share options who are at the same time members of the management of a group company will receive share options only from the volume which is designated for the group of persons at the higher hierarchical level.

(2)                                 With the exception of inheritance, subscription rights are non-transferable.  The subscription right holder is also prohibited from making any other disposal of rights and from entering into any other transaction with third parties which are equivalent to a full or partial realization of granted rights or its economic value.  The subscription right holder has the duty to not engage in any acts described in the foregoing sentence.  The subscription rights will forfeit in the event of any breach of such duty.

Due to the fact that subscription rights are issued based upon an incentive function to employee and are, therefore, not issued as part of employee’s salary, subscription rights will expire, if the subscription right holder is no longer employed by a company of the AIXTRON Group.

(3)                                 The only persons entitled to exercise subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and

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other key employees employed with the Company or a group company (“employees”), to whom subscription rights have been allocated and who is in possession of a non-terminated employment at the time of the exercise period.

Subscription rights from tranches that were already available for exercise in the past, i.e. the vesting period according to Art. 4 has expired but the subscription rights have not been exercised, are available to the holder for an additional and last time in the tranche following the date notice was given or termination date of the employment contract.  Subscription rights from tranches which will vest for the first time according to Art. 4 after either the employee or a company of the AIXTRON Group gave notice or terminated the employment contract will expire.

In the event of retirement, occupational incapacity and/or total disability or death or in the event of suspension of employment, only subscription rights from that tranche that immediately follows the occurrence of one of the aforementioned events and in which subscription rights become exercisable for the holder of subscription rights may be exercised.  Such subscription rights must be exercised during the exercise period of this tranche.  Subscriptions rights becoming exercisable from any tranches following the tranche described in the two preceding sentences will expire.

Subscription rights from tranches which may have become exercisable at any time in the past (i.e. the waiting period set forth in § 4 for the subscription rights of the relevant tranche has expired, but the subscription rights have not been exercised yet) may be exercised once again by the holder of subscription rights in the exercise period of the tranche following one of the above occurrences, but not thereafter.

Subscription rights may, for the purpose of exercise in the event of death, be transferred to the heirs and may be exercised by them in the same manner as by the original beneficiary.

(4)                                 If a business unit or a company is spun-off or divested from the AIXTRON Group, active employees in the spun-off or divested business unit or company may exercise their exercisable subscription rights on the basis of the entitlement at the time of the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  In such cases, the subscription right can only be exercised until the end of the first exercise period following the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  Subscription rights from a tranche not becoming available immediately after the occurrence of an event described in this article expire.

(5)                                 All subscription rights under this stock subscription right program expire in the event that a subscription right holder acts contrary to the interest of the AIXTRON Group during or up to 6 months after the termination of his employment.

Art. 3
Subscription period

The subscription rights can be subscribed to by entitled persons between November 4th, 2008 and November 18th, 2008.

Art. 4
Subscription right exercise period

The subscription rights will be exercised in tranches.  Up to 50% of the subscribed subscription rights (tranche 1) can be exercised following the publication of the results for the past fiscal year in year 2011 (in any event no earlier than 2 years after the subscription of the subscription rights); a further 25% (tranche 2) following the publication of the results for the past fiscal year in year 2012; and finally the remaining 25% (tranche 3) following the publication of the results for the past fiscal year in year 2013.

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Following the relevant lock-up period, the subscription rights may only be exercised within the exercise periods and only then on days on which commercial banks are open in Frankfurt am Main, Germany (“banking day” and if such a banking day lies in an exercise period “exercise day”).  The exercise periods commence on the third banking day after the publication of the results for the past fiscal year, after an Ordinary General Meeting of the Company or after the publication of the semi-annual report or the quarterly report for the third quarter, and end on the nineteenth banking day in Frankfurt am Main, Germany, following the commencement of the exercise period.

The authorisation of the Shareholders’ Meeting dated May 22, 2007 enable additional exercise periods after analyst press conferences or if the Company publishes preliminary figures for the past financial year.

In regard to exercise the following blackout periods/lock-up periods shall be taken into consideration:

•                                          from the last banking day on which the shareholders may register their attendance at the Ordinary General Meeting until the second banking day after the Ordinary General Meeting of the Company; or

•                                          on the day of publication of an offer for subscription to new shares or bonds with conversion and/or option rights to shares of the Company in a journal for statutory stock market notices until the day on which the subscription rights for shares of the Company are for the first time officially traded and listed on the Frankfurt stock exchange “ex subscription right”.

If and to the extent that exercise days fall within one of the abovementioned blackout periods/lock-up periods, the subscription rights may not be exercised and the relevant exercise period will be prolonged by a corresponding number of exercise days directly following the end of the lock-up period.

The exercise periods for the relevant tranches are as follows:

Tranche 1 (up to 50% of the allocated subscription rights)
1. First exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2011 (in any event no earlier than 2 years after the allocation of the subscription rights)

•                                          Exercise period 2:  On the 20 exercise days following the 2011 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2011

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2011

Tranche 2 (a further up to 25% of the allotted subscription rights)
2. Second exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2012

•                                          Exercise period 2:  On the 20 exercise days following the 2012 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2012

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•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2012

Tranche 3 (the remaining 25% of the allotted subscription rights)
3. Third exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2013

•                                          Exercise period 2:  On the 20 exercise days following the 2013 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2013

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2013

The maximum number of subscription rights available for exercise may be exercised at each of the exercise days, i.e. up to 50% in the first exercise phase and up to 75% in the second exercise phase if tranche 1 subscription rights have not be exercised and finally up to 100% in the third exercise period if tranche 1 to 2 subscription rights have not be exercised.  Alternatively, the holder may decide not to exercise some or all of the subscription rights in the individual exercise periods and then exercise, in full or in part, those subscription rights then becoming available for exercise in subsequent exercise period, plus the subscription rights not yet exercised from the previous tranches.

4. Fourth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2014

•                                          Exercise period 2:  On the 20 exercise days following the 2014 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2014

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2014

5. Fifth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2015

•                                          Exercise period 2:  On the 20 exercise days following the 2015 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2015

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2015

6. Sixth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2016

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•                                          Exercise period 2:  On the 20 exercise days following the 2016 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2016

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2016

7. Seventh exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2017

•                                          Exercise period 2:  On the 20 exercise days following the 2017 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2017

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2017

8. Eighth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2018

•                                          Exercise period 2:  On the 20 exercise days following the 2018 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2018

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2018

All vested subscription rights, which have not expired or have not been effectively exercised, may be exercised during each of the fourth to eighth exercise period to up to 100%.  The terms of the first to third exercise periods apply accordingly.  Subscription rights not exercised by the end of the eighth exercise period will expire.

Art. 5
Exercising the subscription rights

To exercise the subscription right, the subscription right holder must submit a written request (“exercise notice”) to the subscription right agent using the form available at the legal department of AIXTRON AG and depending on exercise mode, pay the exercise price according to Art.1 (2).  The company mandated to function as subscription rights agent will be named to the subscription right holder by AIXTRON AG.  To become effective, the exercise notice has to be certified through a confirmation note by AIXTRON AG confirming the number of subscription rights available for exercise, and the timely receipt of such confirmed exercise notice as well as the exercise price (depending on exercise mode) to the subscription right agent is required.

The exercise notice towards the subscription right agent will be valid on such banking day on which the exercise notice and depending on exercise mode, the exercise price has been received by the subscription right agent at his place until 10 a.m. (German time).  Should the exercise notice and/or the exercise price (“Buy and Hold” mode) be received by the subscription right agent after 10 a.m., the exercise notice

7

and/or the exercise price (“Buy and Hold” mode) will be deemed to be received the next banking day.  Should the technical equipment of the Frankfurt Stock Exchange as well as the subscription right agent allow for an extended exercise period, AIXTRON AG may, in favor of the subscription right holder, extend the exercise period.

The provisions of insider trading legislation must be observed if the shares subscribed after subscription rights have been exercised are sold.

Art. 6
Adjustment of the subscription right premium

(1)                                 Where the Issuer increases the share capital by issuing new shares or issues bonds with warrants carrying subscription or conversion rights on shares or performs other corporate actions listed below, and grants subscription rights to the shareholders, the subscription right premium shall be adjusted in accordance with the following provisions.

(2)                                 In the event of a capital increase against contributions or the issuance of bonds carrying subscription or conversion rights, the subscription right premium shall be reduced by that amount corresponding to the average price of the subscription rights granted to the shareholders on all trading days on the Frankfurt Stock Exchange.

The reduced subscription right premium shall apply with effect from the first trading day on the Frankfurt Stock Exchange following expiration of the subscription period for the new shares or bonds carrying conversion or subscription rights.  The subscription right premium shall not be reduced if the subscription right holders are granted a subscription right whose value corresponds to the subscription rights of the shareholders.

(3)                                 In the event of a capital increase from corporate resources, the contingent capital created to secure the subscription rights shall be increased in the same proportion as the share capital (section 218 of the AktG - German Stock Corporation Act).  In the event that the share capital is increased without issuing new shares pursuant to section 207 (2) clause 2 of the AktG, the capital increase from corporate resources shall not affect the legal status of the subscription right holders.  If, in contrast, new shares are issued, the subscription right holders shall be provided with as many additional shares when exercising their subscription right as if they had already exercised their subscription right at the time of the capital increase from corporate resources.

Fractions of shares arising as a result of a capital increase from corporate resources will not be provided when the subscription right is exercised, but will be sold at best for the account of the subscription right holder.  The proceeds will be provided to the subscription right holder when the shares are issued.

(4)                                 In the event of a capital reduction, the subscription right premium or the subscription right ratio shall not be adjusted in those cases where the capital reduction does not change the aggregate number of shares or the capital reduction is linked to a capital repayment or the purchase of own shares.  In the event of a capital reduction by the consolidation of shares without a capital repayment or the purchase of own shares without a change in capital (stock split), the number of shares for which one subscription right may be acquired at the subscription right premium shall be reduced or increased in proportion to the capital reduction or stock split.

Art. 7
Notices

Amendments and revisions to this subscription right program are required to be in writing.

8

Art. 8
Taxes and fees

(1)                                 The granting of subscription rights to the subscription right holder as well as the exercise of such subscription rights might be considered to be a taxable, monetary advantage to the subscription right holder.  AIXTRON AG, respectively AIXTRON affiliated companies, will pay taxes, including but not limited to income tax, social charges, church taxes, on behalf of the subscription right holder to the appropriate authorities in the event it is legally required.  Up to the legal limit of execution, AIXTRON AG and its affiliates shall have the right to set off their claims in regard to tax payments and fees against the salary of the subscription rights holder.  Any additional payments to be paid by the subscription right holder to AIXTRON AG and/or its affiliates have to be reimbursed by the subscription right holder to AIXTRON AG and/or its affiliates.

(2)                                 In the event that the subscription right holder gains additional money due a positive development of the stock market and based upon the sale of shares received due to the exercise of the subscription rights, the subscription right holder is responsible for the payment of any additional taxes.  Any fees incurred due to the sale of shares and/or financing interest have to be paid by the subscription right holder.

(3)                                 In the event that another country has the authority to tax the subscription right holder, the subscription right holder has the duty to pay any required taxes and fees according to applicable law.

Art. 9
Applicable law, Place of performance and Jurisdiction

(1)                                 The form and content of the subscription rights and the rights and obligations of the parties under these Terms and Conditions are governed in all respects by the laws of the Federal Republic of Germany.

(2)                                 The place of performance is Aachen, Germany.

(3)                                 The non-exclusive place of jurisdiction for all disputes concerning matters governed by these Terms and Conditions is Aachen, Germany.

Art. 10
Safeguarding provision

In the event that any of the Terms and Conditions governing the subscription rights is or becomes fully or partially invalid or unenforceable, this shall not affect the validity or enforceability of the remaining Terms and Conditions.  Any loophole arising due to the invalidity or unenforceability of one of the Terms and Conditions governing the subscription rights shall be closed appropriately by re-interpretation of the agreement, taking into consideration the interests of the parties.

Aachen, Germany, November 2008	AIXTRON AG

9

The English translation is for convenience only.
The German text is legally binding.

TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS

ON SHARES

OF AIXTRON AG

2009/2019

1

OF THE TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS ON SHARES

OF AIXTRON AG 2009/2019

Art. 1                  Subscription rights, Subscription right premium

Art. 2                  Beneficiaries, Transferability, Forfeiture

Art. 3                  Subscription period

Art. 4                  Subscription right exercise period

Art. 5                  Exercising the subscription rights

Art. 6                  Adjustment of the subscription right premium

Art. 7                  Notices

Art. 8                  Taxes and fees

Art. 9                  Applicable law, Place of performance and Jurisdiction

Art. 10           Safeguarding provision

2

Art. 1
Subscription rights, Subscription right premium

(1)                                 The subscription right holder is entitled to purchase no-par value bearer shares of AIXTRON AG in accordance with the Terms and Conditions set out below.

(2)                                 Each subscription right entitles the holder to acquire one share of AIXTRON AG with a proportional interest in the share capital of € 1.00 per no-par value share.  The subscription right exercise price is defined as 120% of the average (arithmetic mean) of the closing prices of the AIXTRON share fixed on the Frankfurt Stock Exchange (XETRA closing price or any closing price of a trading system which will follow XETRA and is functional comparable) during twenty trading days prior to the day of issuance (day of offer).  Trading days are defined as days which the Frankfurt Stock Exchange trades securities in accordance with the published trading calendar.  The subscription rights will be issued on November 3th, 2009.  The trading days for this Stock Option Program are herewith the days from October 6th, 2009 to November 2nd, 2009 as defined in these Terms and Conditions.

(3)                                 The subscription rights are secured by contingent capital with a value of EUR 3,919,374 as resolved by the Ordinary General Meeting of AIXTRON AG on May 22, 2007 and entered in the commercial register on July 12, 2007.

(4)                                 Shares issued on the basis of the subscription rights first carry dividend rights for the fiscal year in which the exercise notice (as defined under Art. 5) takes effect.

(5)                                 Subscription rights will not be embodied.

Art. 2
Beneficiaries, Transferability

(1)                                 The only persons entitled to obtain subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and other key employees employed with the Company or a group company (“employees”).

Members of the Executive Board of the AIXTRON AG and of the managements of group companies and employees of the Company and of group companies entitled to acquire share options who are at the same time members of the management of a group company will receive share options only from the volume which is designated for the group of persons at the higher hierarchical level.

(2)                                 With the exception of inheritance, subscription rights are non-transferable.  The subscription right holder is also prohibited from making any other disposal of rights and from entering into any other transaction with third parties which are equivalent to a full or partial realization of granted rights or its economic value.  The subscription right holder has the duty to not engage in any acts described in the foregoing sentence.  The subscription rights will forfeit in the event of any breach of such duty.

Due to the fact that subscription rights are issued based upon an incentive function to employee and are, therefore, not issued as part of employee’s salary, subscription rights will expire, if the subscription right holder is no longer employed by a company of the AIXTRON Group.

(3)                                 The only persons entitled to exercise subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and

3

other key employees employed with the Company or a group company (“employees”), to whom subscription rights have been allocated and who is in possession of a non terminated employment at the time of the exercise period.

Subscription rights from tranches that were already available for exercise in the past, i.e. the vesting period according to Art. 4 has expired but the subscription rights have not been exercised, are available to the holder for an additional and last time in the tranche following the date notice was given or termination date of the employment contract.  Subscription rights from tranches which will vest for the first time according to Art. 4 after either the employee or a company of the AIXTRON Group gave notice or terminated the employment contract will expire.

In the event of retirement, occupational incapacity and/or total disability or death or in the event of suspension of employment, only subscription rights from that tranche that immediately follows the occurrence of one of the aforementioned events and in which subscription rights become exercisable for the holder of subscription rights may be exercised.  Such subscription rights must be exercised during the exercise period of this tranche.  Subscriptions rights becoming exercisable from any tranches following the tranche described in the two preceding sentences will expire.

Subscription rights from tranches which may have become exercisable at any time in the past (i.e. the waiting period set forth in § 4 for the subscription rights of the relevant tranche has expired, but the subscription rights have not been exercised yet) may be exercised once again by the holder of subscription rights in the exercise period of the tranche following one of the above occurrences, but not thereafter.

Subscription rights may, for the purpose of exercise in the event of death, be transferred to the heirs and may be exercised by them in the same manner as by the original beneficiary.

(4)                                 If a business unit or a company is spun-off or divested from the AIXTRON Group, active employees in the spun-off or divested business unit or company may exercise their exercisable subscription rights on the basis of the entitlement at the time of the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  In such cases, the subscription right can only be exercised until the end of the first exercise period following the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  Subscription rights from a tranche not becoming available immediately after the occurrence of an event described in this article expire.

(5)                                 All subscription rights under this stock subscription right program expire in the event that a subscription right holder acts contrary to the interest of the AIXTRON Group during or up to 6 months after the termination of his employment.

Art. 3
Subscription period

The subscription rights can be subscribed to by entitled persons between November 3rd, 2009 and November 17th, 2009.

Art. 4
Subscription right exercise period

The subscription rights will be exercised in tranches.  Up to 50% of the subscribed subscription rights (tranche 1) can be exercised following the publication of the results for the past fiscal year in year 2012 (in any event no earlier than 2 years after the subscription of the subscription rights); a further 25% (tranche 2) following the publication of the results for the past fiscal year in year 2013; and finally the remaining 25% (tranche 3) following the publication of the results for the past fiscal year in year 2014.

4

Following the relevant lock-up period, the subscription rights may only be exercised within the exercise periods and only then on days on which commercial banks are open in Frankfurt am Main, Germany (“banking day” and if such a banking day lies in an exercise period “exercise day”).  The exercise periods commence on the third banking day after the publication of the results for the past fiscal year, after an Ordinary General Meeting of the Company or after the publication of the semi-annual report or the quarterly report for the third quarter, and end on the nineteenth banking day in Frankfurt am Main, Germany, following the commencement of the exercise period.

The authorisation of the Shareholders’ Meeting dated May 22, 2007 enable additional exercise periods after analyst press conferences or if the Company publishes preliminary figures for the past financial year.

In regard to exercise the following blackout periods/lock-up periods shall be taken into consideration:

•                                          from the last banking day on which the shareholders may register their attendance at the Ordinary General Meeting until the second banking day after the Ordinary General Meeting of the Company; or

•                                          on the day of publication of an offer for subscription to new shares or bonds with conversion and/or option rights to shares of the Company in a journal for statutory stock market notices until the day on which the subscription rights for shares of the Company are for the first time officially traded and listed on the Frankfurt stock exchange “ex subscription right”.

If and to the extent that exercise days fall within one of the abovementioned blackout periods/lock-up periods, the subscription rights may not be exercised and the relevant exercise period will be prolonged by a corresponding number of exercise days directly following the end of the lock-up period.

The exercise periods for the relevant tranches are as follows:

Tranche 1 (up to 50% of the allocated subscription rights)
1. First exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2012 (in any event no earlier than 2 years after the allocation of the subscription rights)

•                                          Exercise period 2:  On the 20 exercise days following the 2012 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2012

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2012

Tranche 2 (a further up to 25% of the allotted subscription rights)
2. Second exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2013

•                                          Exercise period 2:  On the 20 exercise days following the 2013 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2013

5

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2013

Tranche 3 (the remaining 25% of the allotted subscription rights)
3. Third exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2014

•                                          Exercise period 2:  On the 20 exercise days following the 2014 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2014

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2014

The maximum number of subscription rights available for exercise may be exercised at each of the exercise days, i.e. up to 50% in the first exercise phase and up to 75% in the second exercise phase if tranche 1 subscription rights have not be exercised and finally up to 100% in the third exercise period if tranche 1 to 2 subscription rights have not be exercised.  Alternatively, the holder may decide not to exercise some or all of the subscription rights in the individual exercise periods and then exercise, in full or in part, those subscription rights then becoming available for exercise in subsequent exercise period, plus the subscription rights not yet exercised from the previous tranches.

4. Fourth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2015

•                                          Exercise period 2:  On the 20 exercise days following the 2015 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2015

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2015

5. Fifth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2016

•                                          Exercise period 2:  On the 20 exercise days following the 2016 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2016

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2016

6. Sixth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2017

6

•                                          Exercise period 2:  On the 20 exercise days following the 2017 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2017

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2017

7. Seventh exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2018

•                                          Exercise period 2:  On the 20 exercise days following the 2018 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2018

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2018

8. Eighth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2019

•                                          Exercise period 2:  On the 20 exercise days following the 2019 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2019

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2019

All vested subscription rights, which have not expired or have not been effectively exercised, may be exercised during each of the fourth to eighth exercise period to up to 100%.  The terms of the first to third exercise periods apply accordingly.  Subscription rights not exercised by the end of the eighth exercise period will expire.

Art. 5
Exercising the subscription rights

To exercise the subscription right, the subscription right holder must submit a written request (“exercise notice”) to the subscription right agent using the form available at the legal department of AIXTRON AG and depending on exercise mode, pay the exercise price according to Art.1 (2).  The company mandated to function as subscription rights agent will be named to the subscription right holder by AIXTRON AG.  To become effective, the exercise notice has to be certified through a confirmation note by AIXTRON AG confirming the number of subscription rights available for exercise, and the timely receipt of such confirmed exercise notice as well as the exercise price (depending on exercise mode) to the subscription right agent is required.

The exercise notice towards the subscription right agent will be valid on such banking day on which the exercise notice and depending on exercise mode, the exercise price has been received by the subscription right agent at his place until 10 a.m. (German time).  Should the exercise notice and/or the exercise price (“Buy and Hold” mode) be received by the subscription right agent after 10 a.m., the exercise notice

7

and/or the exercise price (“Buy and Hold” mode) will be deemed to be received the next banking day.  Should the technical equipment of the Frankfurt Stock Exchange as well as the subscription right agent allow for an extended exercise period, AIXTRON AG may, in favor of the subscription right holder, extend the exercise period.

The provisions of insider trading legislation must be observed if the shares subscribed after subscription rights have been exercised are sold.

Art. 6
Adjustment of the subscription right premium

(1)                                 Where the Issuer increases the share capital by issuing new shares or issues bonds with warrants carrying subscription or conversion rights on shares or performs other corporate actions listed below, and grants subscription rights to the shareholders, the subscription right premium shall be adjusted in accordance with the following provisions.

(2)                                 In the event of a capital increase against contributions or the issuance of bonds carrying subscription or conversion rights, the subscription right premium shall be reduced by that amount corresponding to the average price of the subscription rights granted to the shareholders on all trading days on the Frankfurt Stock Exchange.

The reduced subscription right premium shall apply with effect from the first trading day on the Frankfurt Stock Exchange following expiration of the subscription period for the new shares or bonds carrying conversion or subscription rights.  The subscription right premium shall not be reduced if the subscription right holders are granted a subscription right whose value corresponds to the subscription rights of the shareholders.

(3)                                 In the event of a capital increase from corporate resources, the contingent capital created to secure the subscription rights shall be increased in the same proportion as the share capital (section 218 of the AktG - German Stock Corporation Act).  In the event that the share capital is increased without issuing new shares pursuant to section 207 (2) clause 2 of the AktG, the capital increase from corporate resources shall not affect the legal status of the subscription right holders.  If, in contrast, new shares are issued, the subscription right holders shall be provided with as many additional shares when exercising their subscription right as if they had already exercised their subscription right at the time of the capital increase from corporate resources.

Fractions of shares arising as a result of a capital increase from corporate resources will not be provided when the subscription right is exercised, but will be sold at best for the account of the subscription right holder.  The proceeds will be provided to the subscription right holder when the shares are issued.

(4)                                 In the event of a capital reduction, the subscription right premium or the subscription right ratio shall not be adjusted in those cases where the capital reduction does not change the aggregate number of shares or the capital reduction is linked to a capital repayment or the purchase of own shares.  In the event of a capital reduction by the consolidation of shares without a capital repayment or the purchase of own shares without a change in capital (stock split), the number of shares for which one subscription right may be acquired at the subscription right premium shall be reduced or increased in proportion to the capital reduction or stock split.

Art. 7
Notices

Amendments and revisions to this subscription right program are required to be in writing.

8

Art. 8
Taxes and fees

(1)                                 The granting of subscription rights to the subscription right holder as well as the exercise of such subscription rights might be considered to be a taxable, monetary advantage to the subscription right holder.  AIXTRON AG, respectively AIXTRON affiliated companies, will pay taxes, including but not limited to income tax, social charges, church taxes, on behalf of the subscription right holder to the appropriate authorities in the event it is legally required.  Up to the legal limit of execution, AIXTRON AG and its affiliates shall have the right to set off their claims in regard to tax payments and fees against the salary of the subscription rights holder.  Any additional payments to be paid by the subscription right holder to AIXTRON AG and/or its affiliates have to be reimbursed by the subscription right holder to AIXTRON AG and/or its affiliates.

(2)                                 In the event that the subscription right holder gains additional money due a positive development of the stock market and based upon the sale of shares received due to the exercise of the subscription rights, the subscription right holder is responsible for the payment of any additional taxes.  Any fees incurred due to the sale of shares and/or financing interest have to be paid by the subscription right holder.

(3)                                 In the event that another country has the authority to tax the subscription right holder, the subscription right holder has the duty to pay any required taxes and fees according to applicable law.

Art. 9
Applicable law, Place of performance and Jurisdiction

(1)                                 The form and content of the subscription rights and the rights and obligations of the parties under these Terms and Conditions are governed in all respects by the laws of the Federal Republic of Germany.

(2)                                 The place of performance is Aachen, Germany.

(3)                                 The non-exclusive place of jurisdiction for all disputes concerning matters governed by these Terms and Conditions is Aachen, Germany.

Art. 10
Safeguarding provision

In the event that any of the Terms and Conditions governing the subscription rights is or becomes fully or partially invalid or unenforceable, this shall not affect the validity or enforceability of the remaining Terms and Conditions.  Any loophole arising due to the invalidity or unenforceability of one of the Terms and Conditions governing the subscription rights shall be closed appropriately by re-interpretation of the agreement, taking into consideration the interests of the parties.

Aachen, Germany, November 2009	AIXTRON AG

9

The English translation is for convenience only.
The German text is legally binding.

TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS

ON SHARES

OF AIXTRON AG

2010/2020

1

OF THE TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS ON SHARES

OF AIXTRON AG 2010/2020

Art. 1                  Subscription rights, Subscription right premium

Art. 2                  Beneficiaries, Transferability, Forfeiture

Art. 3                  Subscription period

Art. 4                  Subscription right exercise period

Art. 5                  Exercising the subscription rights

Art. 6                  Adjustment of the subscription right premium

Art. 7                  Notices

Art. 8                  Taxes and fees

Art. 9                  Applicable law, Place of performance and Jurisdiction

Art. 10           Safeguarding provision

2

Art. 1
Subscription rights, Subscription right premium

(1)                                 The subscription right holder is entitled to purchase no-par value bearer shares of AIXTRON AG in accordance with the Terms and Conditions set out below.

(2)                                 Each subscription right entitles the holder to acquire one share of AIXTRON AG with a proportional interest in the share capital of € 1.00 per no-par value share.  The subscription right exercise price is defined as 120% of the average (arithmetic mean) of the closing prices of the AIXTRON share fixed on the Frankfurt Stock Exchange (XETRA closing price or any closing price of a trading system which will follow XETRA and is functional comparable) during twenty trading days prior to the day of issuance (day of offer).  Trading days are defined as days which the Frankfurt Stock Exchange trades securities in accordance with the published trading calendar.  The subscription rights will be issued on November 2nd, 2010.  The trading days for this Stock Option Program are herewith the days from October 5th, 2010 to November 1st, 2010 as defined in these Terms and Conditions.

(3)                                 The subscription rights are secured by contingent capital with a value of EUR 3,919,374 as resolved by the Ordinary General Meeting of AIXTRON AG on May 22, 2007 and entered in the commercial register on July 12, 2007.

(4)                                 Shares issued on the basis of the subscription rights first carry dividend rights for the fiscal year in which the exercise notice (as defined under Art. 5) takes effect.

(5)                                 Subscription rights will not be embodied.

Art. 2
Beneficiaries, Transferability

(1)                                 The only persons entitled to obtain subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and other key employees employed with the Company or a group company (“employees”).

Members of the Executive Board of the AIXTRON AG and of the managements of group companies and employees of the Company and of group companies entitled to acquire share options who are at the same time members of the management of a group company will receive share options only from the volume which is designated for the group of persons at the higher hierarchical level.

(2)                                 With the exception of inheritance, subscription rights are non-transferable.  The subscription right holder is also prohibited from making any other disposal of rights and from entering into any other transaction with third parties which are equivalent to a full or partial realization of granted rights or its economic value.  The subscription right holder has the duty to not engage in any acts described in the foregoing sentence.  The subscription rights will forfeit in the event of any breach of such duty.

Due to the fact that subscription rights are issued based upon an incentive function to employee and are, therefore, not issued as part of employee’s salary, subscription rights will expire, if the subscription right holder is no longer employed by a company of the AIXTRON Group.

(3)                                 The only persons entitled to exercise subscription rights are members of the Executive Board of AIXTRON AG, members of the management of companies which are affiliated enterprises of the Company within the meaning of § 15 AktG (“group companies”) and selected executive and

3

other key employees employed with the Company or a group company (“employees”), to whom subscription rights have been allocated and who is in possession of a non terminated employment at the time of the exercise period.

Subscription rights from tranches that were already available for exercise in the past, i.e. the vesting period according to Art. 4 has expired but the subscription rights have not been exercised, are available to the holder for an additional and last time in the tranche following the date notice was given or termination date of the employment contract.  Subscription rights from tranches which will vest for the first time according to Art. 4 after either the employee or a company of the AIXTRON Group gave notice or terminated the employment contract will expire.

In the event of retirement, occupational incapacity and/or total disability or death or in the event of suspension of employment, only subscription rights from that tranche that immediately follows the occurrence of one of the aforementioned events and in which subscription rights become exercisable for the holder of subscription rights may be exercised.  Such subscription rights must be exercised during the exercise period of this tranche.  Subscriptions rights becoming exercisable from any tranches following the tranche described in the two preceding sentences will expire.

Subscription rights from tranches which may have become exercisable at any time in the past (i.e. the waiting period set forth in § 4 for the subscription rights of the relevant tranche has expired, but the subscription rights have not been exercised yet) may be exercised once again by the holder of subscription rights in the exercise period of the tranche following one of the above occurrences, but not thereafter.

Subscription rights may, for the purpose of exercise in the event of death, be transferred to the heirs and may be exercised by them in the same manner as by the original beneficiary.

(4)                                 If a business unit or a company is spun-off or divested from the AIXTRON Group, active employees in the spun-off or divested business unit or company may exercise their exercisable subscription rights on the basis of the entitlement at the time of the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  In such cases, the subscription right can only be exercised until the end of the first exercise period following the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  Subscription rights from a tranche not becoming available immediately after the occurrence of an event described in this article expire.

(5)                                 All subscription rights under this stock subscription right program expire in the event that a subscription right holder acts contrary to the interest of the AIXTRON Group during or up to 6 months after the termination of his employment.

Art. 3
Subscription period

The subscription rights can be subscribed to by entitled persons between November 2nd, 2010 and November 16th, 2010.

Art. 4
Subscription right exercise period

The subscription rights will be exercised in tranches.  Up to 50% of the subscribed subscription rights (tranche 1) can be exercised following the publication of the results for the past fiscal year in year 2013 (in any event no earlier than 2 years after the subscription of the subscription rights); a further 25% (tranche 2) following the publication of the results for the past fiscal year in year 2014; and finally the remaining 25% (tranche 3) following the publication of the results for the past fiscal year in year 2015.

4

Following the relevant lock-up period, the subscription rights may only be exercised within the exercise periods and only then on days on which commercial banks are open in Frankfurt am Main, Germany (“banking day” and if such a banking day lies in an exercise period “exercise day”).  The exercise periods commence on the third banking day after the publication of the results for the past fiscal year, after an Ordinary General Meeting of the Company or after the publication of the semi-annual report or the quarterly report for the third quarter, and end on the nineteenth banking day in Frankfurt am Main, Germany, following the commencement of the exercise period.

The authorisation of the Shareholders’ Meeting dated May 22, 2007 enable additional exercise periods after analyst press conferences or if the Company publishes preliminary figures for the past financial year.

In regard to exercise the following blackout periods/lock-up periods shall be taken into consideration:

•                                          from the last banking day on which the shareholders may register their attendance at the Ordinary General Meeting until the second banking day after the Ordinary General Meeting of the Company; or

•                                          on the day of publication of an offer for subscription to new shares or bonds with conversion and/or option rights to shares of the Company in a journal for statutory stock market notices until the day on which the subscription rights for shares of the Company are for the first time officially traded and listed on the Frankfurt stock exchange “ex subscription right”.

If and to the extent that exercise days fall within one of the abovementioned blackout periods/lock-up periods, the subscription rights may not be exercised and the relevant exercise period will be prolonged by a corresponding number of exercise days directly following the end of the lock-up period.

The exercise periods for the relevant tranches are as follows:

Tranche 1 (up to 50% of the allocated subscription rights)
1. First exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2013 (in any event no earlier than 2 years after the allocation of the subscription rights)

•                                          Exercise period 2:  On the 20 exercise days following the 2013 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2013

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2013

Tranche 2 (a further up to 25% of the allotted subscription rights)
2. Second exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2014

•                                          Exercise period 2:  On the 20 exercise days following the 2014 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2014

5

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2014

Tranche 3 (the remaining 25% of the allotted subscription rights)
3. Third exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2015

•                                          Exercise period 2:  On the 20 exercise days following the 2015 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2015

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2015

The maximum number of subscription rights available for exercise may be exercised at each of the exercise days, i.e. up to 50% in the first exercise phase and up to 75% in the second exercise phase if tranche 1 subscription rights have not be exercised and finally up to 100% in the third exercise period if tranche 1 to 2 subscription rights have not be exercised.  Alternatively, the holder may decide not to exercise some or all of the subscription rights in the individual exercise periods and then exercise, in full or in part, those subscription rights then becoming available for exercise in subsequent exercise period, plus the subscription rights not yet exercised from the previous tranches.

4. Fourth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2016

•                                          Exercise period 2:  On the 20 exercise days following the 2016 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2016

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2016

5. Fifth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2017

•                                          Exercise period 2:  On the 20 exercise days following the 2017 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2017

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2017

6. Sixth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2018

6

•                                          Exercise period 2:  On the 20 exercise days following the 2018 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2018

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2018

7. Seventh exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2019

•                                          Exercise period 2:  On the 20 exercise days following the 2019 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2019

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2019

8. Eighth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2020

•                                          Exercise period 2:  On the 20 exercise days following the 2020 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2020

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2020

All vested subscription rights, which have not expired or have not been effectively exercised, may be exercised during each of the fourth to eighth exercise period to up to 100%.  The terms of the first to third exercise periods apply accordingly.  Subscription rights not exercised by the end of the eighth exercise period will expire.

Art. 5
Exercising the subscription rights

To exercise the subscription right, the subscription right holder must submit a written request (“exercise notice”) to the subscription right agent using the form available at the responsible department of AIXTRON AG and depending on exercise mode, pay the exercise price according to Art. 1 (2).  The company mandated to function as subscription rights agent will be named to the subscription right holder by AIXTRON AG.  To become effective, the exercise notice has to be certified through a confirmation note by AIXTRON AG confirming the number of subscription rights available for exercise, and the timely receipt of such confirmed exercise notice as well as the exercise price (depending on exercise mode) to the subscription right agent is required.

The exercise notice towards the subscription right agent will be valid on such banking day on which the exercise notice and depending on exercise mode, the exercise price has been received by the subscription right agent at his place until 10 a.m. (German time).  Should the exercise notice and/or the exercise price (“Buy and Hold” mode) be received by the subscription right agent after 10 a.m., the exercise notice

7

and/or the exercise price (“Buy and Hold” mode) will be deemed to be received the next banking day.  Should the technical equipment of the Frankfurt Stock Exchange as well as the subscription right agent allow for an extended exercise period, AIXTRON AG may, in favor of the subscription right holder, extend the exercise period.

The provisions of insider trading legislation must be observed if the shares subscribed after subscription rights have been exercised are sold.

Art. 6
Adjustment of the subscription right premium

(1)                                 Where the Issuer increases the share capital by issuing new shares or issues bonds with warrants carrying subscription or conversion rights on shares or performs other corporate actions listed below, and grants subscription rights to the shareholders, the subscription right premium shall be adjusted in accordance with the following provisions.

(2)                                 In the event of a capital increase against contributions or the issuance of bonds carrying subscription or conversion rights, the subscription right premium shall be reduced by that amount corresponding to the average price of the subscription rights granted to the shareholders on all trading days on the Frankfurt Stock Exchange.

The reduced subscription right premium shall apply with effect from the first trading day on the Frankfurt Stock Exchange following expiration of the subscription period for the new shares or bonds carrying conversion or subscription rights.  The subscription right premium shall not be reduced if the subscription right holders are granted a subscription right whose value corresponds to the subscription rights of the shareholders.

(3)                                 In the event of a capital increase from corporate resources, the contingent capital created to secure the subscription rights shall be increased in the same proportion as the share capital (section 218 of the AktG - German Stock Corporation Act).  In the event that the share capital is increased without issuing new shares pursuant to section 207 (2) clause 2 of the AktG, the capital increase from corporate resources shall not affect the legal status of the subscription right holders.  If, in contrast, new shares are issued, the subscription right holders shall be provided with as many additional shares when exercising their subscription right as if they had already exercised their subscription right at the time of the capital increase from corporate resources.

Fractions of shares arising as a result of a capital increase from corporate resources will not be provided when the subscription right is exercised, but will be sold at best for the account of the subscription right holder.  The proceeds will be provided to the subscription right holder when the shares are issued.

(4)                                 In the event of a capital reduction, the subscription right premium or the subscription right ratio shall not be adjusted in those cases where the capital reduction does not change the aggregate number of shares or the capital reduction is linked to a capital repayment or the purchase of own shares.  In the event of a capital reduction by the consolidation of shares without a capital repayment or the purchase of own shares without a change in capital (stock split), the number of shares for which one subscription right may be acquired at the subscription right premium shall be reduced or increased in proportion to the capital reduction or stock split.

Art. 7
Notices

Amendments and revisions to this subscription right program are required to be in writing.

8

Art. 8
Taxes and fees

(1)                                 The granting of subscription rights to the subscription right holder as well as the exercise of such subscription rights might be considered to be a taxable, monetary advantage to the subscription right holder.  AIXTRON AG, respectively AIXTRON affiliated companies, will pay taxes, including but not limited to income tax, social charges, church taxes, on behalf of the subscription right holder to the appropriate authorities in the event it is legally required.  Up to the legal limit of execution, AIXTRON AG and its affiliates shall have the right to set off their claims in regard to tax payments and fees against the salary of the subscription rights holder.  Any additional payments to be paid by the subscription right holder to AIXTRON AG and/or its affiliates have to be reimbursed by the subscription right holder to AIXTRON AG and/or its affiliates.

(2)                                 In the event that the subscription right holder gains additional money due a positive development of the stock market and based upon the sale of shares received due to the exercise of the subscription rights, the subscription right holder is responsible for the payment of any additional taxes.  Any fees incurred due to the sale of shares and/or financing interest have to be paid by the subscription right holder.

(3)                                 In the event that another country has the authority to tax the subscription right holder, the subscription right holder has the duty to pay any required taxes and fees according to applicable law.

Art. 9
Applicable law, Place of performance and Jurisdiction

(1)                                 The form and content of the subscription rights and the rights and obligations of the parties under these Terms and Conditions are governed in all respects by the laws of the Federal Republic of Germany.

(2)                                 The place of performance is Aachen, Germany.

(3)                                 The non-exclusive place of jurisdiction for all disputes concerning matters governed by these Terms and Conditions is Aachen, Germany.

Art. 10
Safeguarding provision

In the event that any of the Terms and Conditions governing the subscription rights is or becomes fully or partially invalid or unenforceable, this shall not affect the validity or enforceability of the remaining Terms and Conditions.  Any loophole arising due to the invalidity or unenforceability of one of the Terms and Conditions governing the subscription rights shall be closed appropriately by re-interpretation of the agreement, taking into consideration the interests of the parties.

Aachen, Germany, November 2010	AIXTRON AG

9

The English translation is for convenience only.
The German text is legally binding.

TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS

ON SHARES

OF AIXTRON SE

2011/2021

1

OF THE TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS ON SHARES

OF AIXTRON SE 2011/2021

Art. 1	Subscription rights, Subscription right premium

Art. 2	Beneficiaries, Transferability, Forefeiture

Art. 3	Subscription period

Art. 4	Subscription right exercise period

Art. 5	Exercising the subscription rights

Art. 6	Adjustment of the subscription right premium

Art. 7	Notices

Art. 8	Taxes and fees

Art. 9	Applicable law, Place of performance and Jurisdiction

Art. 10	Safeguarding provision

2

Art. 1
Subscription rights, Subscription right premium

(1)                                 The subscription right holder is entitled to purchase no-par value bearer shares of AIXTRON SE in accordance with the Terms and Conditions set out below.

(2)                                 Each subscription right entitles the holder to acquire one share of AIXTRON SE with a proportional interest in the share capital of € 1.00 per no-par value share.  The subscription right exercise price is defined as 120% of the average (arithmetic mean) of the closing prices of the AIXTRON share fixed on the Frankfurt Stock Exchange (XETRA closing price or any closing price of a trading system which will follow XETRA and is functional comparable) during twenty trading days prior to the day of issuance (day of offer).  Trading days are defined as days which the Frankfurt Stock Exchange trades securities in accordance with the published trading calendar.  The subscription rights will be issued on November 1st, 2011.  The trading days for this Stock Option Program are herewith the days from October 4th, 2011 to October 31st, 2011 as defined in these Terms and Conditions.

(3)                                 The subscription rights are secured by contingent capital with a value of EUR 3,919,374 as resolved by the Ordinary General Meeting of AIXTRON SE on May 22, 2007 and entered in the commercial register on July 12, 2007.

(4)                                 Shares issued on the basis of the subscription rights first carry dividend rights for the fiscal year in which the exercise notice (as defined under Art. 5) takes effect.

(5)                                 Subscription rights will not be embodied.

Art. 2
Beneficiaries, Transferability

(1)                                 The only persons entitled to obtain subscription rights are selected executive and other key employees employed with the Company or a group company (“employees”).  Group companies are affiliated enterprises of the Company within the meaning of § 15 AktG.

(2)                                 With the exception of inheritance, subscription rights are non-transferable.  The subscription right holder is also prohibited from making any other disposal of rights and from entering into any other transaction with third parties which are equivalent to a full or partial realization of granted rights or its economic value.  The subscription right holder has the duty to not engage in any acts described in the foregoing sentence.  The subscription rights will forfeit in the event of any breach of such duty.

Due to the fact that subscription rights are issued based upon an incentive function to employee and are, therefore, not issued as part of employee’s salary, subscription rights will expire, if the subscription right holder is no longer employed by a company of the AIXTRON Group.

(3)                                 The only persons entitled to exercise subscription rights are selected executive and other key employees employed with the Company or a group company (“employees”), to whom subscription rights have been allocated and who is in possession of a non terminated employment at the time of the exercise period.  Group companies are affiliated enterprises of the Company within the meaning of § 15 AktG.

Subscription rights from tranches that were already available for exercise in the past, i.e. the vesting period according to Art. 4 has expired but the subscription rights have not been exercised, are available to the holder for an additional and last time in the tranche following the date notice was given or termination date of the employment contract.  Subscription rights from tranches

3

which will vest for the first time according to Art. 4 after either the employee or a company of the AIXTRON Group gave notice or terminated the employment contract will expire.

In the event of retirement, occupational incapacity and/or total disability or death or in the event of suspension of employment, only subscription rights from that tranche that immediately follows the occurrence of one of the aforementioned events and in which subscription rights become exercisable for the holder of subscription rights may be exercised.  Such subscription rights must be exercised during the exercise period of this tranche.  Subscriptions rights becoming exercisable from any tranches following the tranche described in the two preceding sentences will expire.

Subscription rights from tranches which may have become exercisable at any time in the past (i.e. the waiting period set forth in § 4 for the subscription rights of the relevant tranche has expired, but the subscription rights have not been exercised yet) may be exercised once again by the holder of subscription rights in the exercise period of the tranche following one of the above occurrences, but not thereafter.

Subscription rights may, for the purpose of exercise in the event of death, be transferred to the heirs and may be exercised by them in the same manner as by the original beneficiary.

(4)                                 If a business unit or a company is spun-off or divested from the AIXTRON Group, active employees in the spun-off or divested business unit or company may exercise their exercisable subscription rights on the basis of the entitlement at the time of the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  In such cases, the subscription right can only be exercised until the end of the first exercise period following the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  Subscription rights from a tranche not becoming available immediately after the occurrence of an event described in this article expire.

(5)                                 All subscription rights under this stock subscription right program expire in the event that a subscription right holder acts contrary to the interest of the AIXTRON Group during or up to 6 months after the termination of his employment.

Art. 3
Subscription period

The subscription rights can be subscribed to by entitled persons between November 1st, 2011 and November 15th, 2011.

Art. 4
Subscription right exercise period

The subscription rights will be exercised in tranches.  Up to 50% of the subscribed subscription rights (tranche 1) can be exercised following the publication of the results for the past fiscal year in year 2014 (in any event no earlier than 2 years after the subscription of the subscription rights); a further 25% (tranche 2) following the publication of the results for the past fiscal year in year 2015; and finally the remaining 25% (tranche 3) following the publication of the results for the past fiscal year in year 2016.

Following the relevant lock-up period, the subscription rights may only be exercised within the exercise periods and only then on days on which commercial banks are open in Frankfurt am Main, Germany (“banking day” and if such a banking day lies in an exercise period “exercise day”).  The exercise periods commence on the third banking day after the publication of the results for the past fiscal year, after an Ordinary General Meeting of the Company or after the publication of the semi-annual report or the quarterly report for the third quarter, and end on the nineteenth banking day in Frankfurt am Main, Germany, following the commencement of the exercise period.

4

The authorisation of the Shareholders’ Meeting dated May 22, 2007 enable additional exercise periods after analyst press conferences or if the Company publishes preliminary figures for the past financial year.

In regard to exercise the following blackout periods/lock-up periods shall be taken into consideration:

•                                          from the last banking day on which the shareholders may register their attendance at the Ordinary General Meeting until the second banking day after the Ordinary General Meeting of the Company; or

•                                          on the day of publication of an offer for subscription to new shares or bonds with conversion and/or option rights to shares of the Company in a journal for statutory stock market notices until the day on which the subscription rights for shares of the Company are for the first time officially traded and listed on the Frankfurt stock exchange “ex subscription right”.

If and to the extent that exercise days fall within one of the abovementioned blackout periods/lock-up periods, the subscription rights may not be exercised and the relevant exercise period will be prolonged by a corresponding number of exercise days directly following the end of the lock-up period.

The exercise periods for the relevant tranches are as follows:

Tranche 1 (up to 50% of the allocated subscription rights)
1. First exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2014 (in any event no earlier than 2 years after the allocation of the subscription rights)

•                                          Exercise period 2:  On the 20 exercise days following the 2014 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2014

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2014

Tranche 2 (a further up to 25% of the allotted subscription rights)
2. Second exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2015

•                                          Exercise period 2:  On the 20 exercise days following the 2015 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2015

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2015

Tranche 3 (the remaining 25% of the allotted subscription rights)
3. Third exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2016

5

•                                          Exercise period 2:  On the 20 exercise days following the 2016 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2016

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2016

The maximum number of subscription rights available for exercise may be exercised at each of the exercise days, i.e. up to 50% in the first exercise phase and up to 75% in the second exercise phase if tranche 1 subscription rights have not be exercised and finally up to 100% in the third exercise period if tranche 1 to 2 subscription rights have not be exercised.  Alternatively, the holder may decide not to exercise some or all of the subscription rights in the individual exercise periods and then exercise, in full or in part, those subscription rights then becoming available for exercise in subsequent exercise period, plus the subscription rights not yet exercised from the previous tranches.

4. Fourth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2017

•                                          Exercise period 2:  On the 20 exercise days following the 2017 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2017

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2017

5. Fifth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2018

•                                          Exercise period 2:  On the 20 exercise days following the 2018 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2018

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2018

6. Sixth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2019

•                                          Exercise period 2:  On the 20 exercise days following the 2019 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2019

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2019

6

7. Seventh exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2020

•                                          Exercise period 2:  On the 20 exercise days following the 2020 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2020

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2020

8. Eighth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2021

•                                          Exercise period 2:  On the 20 exercise days following the 2021 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2021

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2021

All vested subscription rights, which have not expired or have not been effectively exercised, may be exercised during each of the fourth to eighth exercise period to up to 100%.  The terms of the first to third exercise periods apply accordingly.  Subscription rights not exercised by the end of the eighth exercise period will expire.

Art. 5
Exercising the subscription rights

To exercise the subscription right, the subscription right holder must submit a written request (“exercise notice”) to the subscription right agent using the form available at the responsible department of AIXTRON SE and depending on exercise mode, pay the exercise price according to Art.1 (2).  The company mandated to function as subscription rights agent will be named to the subscription right holder by AIXTRON SE.  To become effective, the exercise notice has to be certified through a confirmation note by AIXTRON SE confirming the number of subscription rights available for exercise, and the timely receipt of such confirmed exercise notice as well as the exercise price (depending on exercise mode) to the subscription right agent is required.

The exercise notice towards the subscription right agent will be valid on such banking day on which the exercise notice and depending on exercise mode, the exercise price has been received by the subscription right agent at his place until 10 a.m. (German time).  Should the exercise notice and/or the exercise price (“Buy and Hold” mode) be received by the subscription right agent after 10 a.m., the exercise notice and/or the exercise price (“Buy and Hold” mode) will be deemed to be received the next banking day.  Should the technical equipment of the Frankfurt Stock Exchange as well as the subscription right agent allow for an extended exercise period, AIXTRON SE may, in favor of the subscription right holder, extend the exercise period.

The provisions of insider trading legislation must be observed if the shares subscribed after subscription rights have been exercised are sold.

7

Art. 6
Adjustment of the subscription right premium

(1)                                 Where the Issuer increases the share capital by issuing new shares or issues bonds with warrants carrying subscription or conversion rights on shares or performs other corporate actions listed below, and grants subscription rights to the shareholders, the subscription right premium shall be adjusted in accordance with the following provisions.

(2)                                 In the event of a capital increase against contributions or the issuance of bonds carrying subscription or conversion rights, the subscription right premium shall be reduced by that amount corresponding to the average price of the subscription rights granted to the shareholders on all trading days on the Frankfurt Stock Exchange.

The reduced subscription right premium shall apply with effect from the first trading day on the Frankfurt Stock Exchange following expiration of the subscription period for the new shares or bonds carrying conversion or subscription rights.  The subscription right premium shall not be reduced if the subscription right holders are granted a subscription right whose value corresponds to the subscription rights of the shareholders.

(3)                                 In the event of a capital increase from corporate resources, the contingent capital created to secure the subscription rights shall be increased in the same proportion as the share capital (section 218 of the AktG - German Stock Corporation Act).  In the event that the share capital is increased without issuing new shares pursuant to section 207 (2) clause 2 of the AktG, the capital increase from corporate resources shall not affect the legal status of the subscription right holders.  If, in contrast, new shares are issued, the subscription right holders shall be provided with as many additional shares when exercising their subscription right as if they had already exercised their subscription right at the time of the capital increase from corporate resources.

Fractions of shares arising as a result of a capital increase from corporate resources will not be provided when the subscription right is exercised, but will be sold at best for the account of the subscription right holder.  The proceeds will be provided to the subscription right holder when the shares are issued.

(4)                                 In the event of a capital reduction, the subscription right premium or the subscription right ratio shall not be adjusted in those cases where the capital reduction does not change the aggregate number of shares or the capital reduction is linked to a capital repayment or the purchase of own shares.  In the event of a capital reduction by the consolidation of shares without a capital repayment or the purchase of own shares without a change in capital (stock split), the number of shares for which one subscription right may be acquired at the subscription right premium shall be reduced or increased in proportion to the capital reduction or stock split.

Art. 7
Notices

Amendments and revisions to this subscription right program are required to be in writing.

Art. 8
Taxes and fees

(1)                                 The granting of subscription rights to the subscription right holder as well as the exercise of such subscription rights might be considered to be a taxable, monetary advantage to the subscription right holder.  AIXTRON SE, respectively AIXTRON affiliated companies, will pay taxes, including but not limited to income tax, social charges, church taxes, on behalf of the subscription right holder to the appropriate authorities in the event it is legally required.  Up to the legal limit

8

of execution, AIXTRON SE and its affiliates shall have the right to set off their claims in regard to tax payments and fees against the salary of the subscription rights holder.  Any additional payments to be paid by the subscription right holder to AIXTRON SE and/or its affiliates have to be reimbursed by the subscription right holder to AIXTRON SE and/or its affiliates.

(2)                                 In the event that the subscription right holder gains additional money due a positive development of the stock market and based upon the sale of shares received due to the exercise of the subscription rights, the subscription right holder is responsible for the payment of any additional taxes.  Any fees incurred due to the sale of shares and/or financing interest have to be paid by the subscription right holder.

(3)                                 In the event that another country has the authority to tax the subscription right holder, the subscription right holder has the duty to pay any required taxes and fees according to applicable law.

Art. 9
Applicable law, Place of performance and Jurisdiction

(1)                                 The form and content of the subscription rights and the rights and obligations of the parties under these Terms and Conditions are governed in all respects by the laws of the Federal Republic of Germany.

(2)                                 The place of performance is Aachen, Germany.

(3)                                 The non-exclusive place of jurisdiction for all disputes concerning matters governed by these Terms and Conditions is Aachen, Germany.

Art. 10
Safeguarding provision

In the event that any of the Terms and Conditions governing the subscription rights is or becomes fully or partially invalid or unenforceable, this shall not affect the validity or enforceability of the remaining Terms and Conditions.  Any loophole arising due to the invalidity or unenforceability of one of the Terms and Conditions governing the subscription rights shall be closed appropriately by re-interpretation of the agreement, taking into consideration the interests of the parties.

Aachen, Germany, November 2011	AIXTRON SE

9

The English translation is for convenience only.
The German text is legally binding.

TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS

ON SHARES

OF AIXTRON SE

2012/2022

OF THE TERMS AND CONDITIONS

FOR THE ISSUE OF SUBSCRIPTION RIGHTS ON SHARES

OF AIXTRON SE 2012/2022

Art. 1	Subscription rights, Subscription right premium

Art. 2	Beneficiaries, Transferability, Forfeiture

Art. 3	Subscription period

Art. 4	Subscription right exercise period

Art. 5	Exercising the subscription rights

Art. 6	Adjustment of the subscription right premium

Art. 7	Notices

Art. 8	Taxes and fees

Art. 9	Applicable law, Place of performance and Jurisdiction

Art. 10	Safeguarding provision

Art. 1
Subscription rights, Subscription right premium

(1)                                 The subscription right holder is entitled to purchase no-par value bearer shares of AIXTRON SE in accordance with the Terms and Conditions set out below.

(2)                                 Each subscription right entitles the holder to acquire one share of AIXTRON SE with a proportional interest in the share capital of € 1.00 per no-par value share.  The subscription right exercise price is defined as 120% of the average (arithmetic mean) of the closing prices of the AIXTRON share fixed on the Frankfurt Stock Exchange (XETRA closing price or any closing price of a trading system which will follow XETRA and is functional comparable) during twenty trading days prior to the day of issuance (day of offer).  Trading days are defined as days which the Frankfurt Stock Exchange trades securities in accordance with the published trading calendar.  The subscription rights will be issued on May 21st, 2012.  The trading days for this Stock Option Program are herewith the days from April 23rd, 2012 to May 18th, 2012 as defined in these Terms and Conditions.

(3)                                 The subscription rights are secured by contingent capital with a value of EUR 3,919,374 as resolved by the Ordinary General Meeting of AIXTRON SE on May 22, 2007 and entered in the commercial register on July 12, 2007.

(4)                                 Shares issued on the basis of the subscription rights first carry dividend rights for the fiscal year in which the exercise notice (as defined under Art. 5) takes effect.

(5)                                 Subscription rights will not be embodied.

Art. 2
Beneficiaries, Transferability

(1)                                 The only persons entitled to obtain subscription rights are selected executive and other key employees employed with the Company or a group company (“employees”).  Group companies are affiliated enterprises of the Company within the meaning of § 15 AktG.

(2)                                 With the exception of inheritance, subscription rights are non-transferable.  The subscription right holder is also prohibited from making any other disposal of rights and from entering into any other transaction with third parties which are equivalent to a full or partial realization of granted rights or its economic value.  The subscription right holder has the duty to not engage in any acts described in the foregoing sentence.  The subscription rights will forfeit in the event of any breach of such duty.

Due to the fact that subscription rights are issued based upon an incentive function to employee and are, therefore, not issued as part of employee’s salary, subscription rights will expire, if the subscription right holder is no longer employed by a company of the AIXTRON Group.

(3)                                 The only persons entitled to exercise subscription rights are selected executive and other key employees employed with the Company or a group company (“employees”), to whom subscription rights have been allocated and who is in possession of a non-terminated employment at the time of the exercise period.  Group companies are affiliated enterprises of the Company within the meaning of § 15 AktG.

Subscription rights from tranches that were already available for exercise in the past, i. e. the vesting period according to Art. 4 has expired but the subscription rights have not been exercised, are available to the holder for an additional and last time in the tranche following the date notice was given or termination date of the employment contract.  Subscription rights from tranches which will vest for the first time according to Art. 4 after either the employee or a company of the AIXTRON Group gave notice or terminated the employment contract will expire.

In the event of retirement, occupational incapacity and/or total disability or death or in the event of suspension of employment, only subscription rights from that tranche that immediately follows the occurrence of one of the aforementioned events and in which subscription rights become exercisable for the holder of subscription rights may be exercised.  Such subscription rights must be exercised during the exercise period of this tranche.  Subscriptions rights becoming exercisable from any tranches following the tranche described in the two preceding sentences will expire.

Subscription rights from tranches which may have become exercisable at any time in the past (i.e. the waiting period set forth in § 4 for the subscription rights of the relevant tranche has expired, but the subscription rights have not been exercised yet) may be exercised once again by the holder of subscription rights in the exercise period of the tranche following one of the above occurrences, but not thereafter.

Subscription rights may, for the purpose of exercise in the event of death, be transferred to the heirs and may be exercised by them in the same manner as by the original beneficiary.

(4)                                 If a business unit or a company is spun-off or divested from the AIXTRON Group, active employees in the spun-off or divested business unit or company may exercise their exercisable subscription rights on the basis of the entitlement at the time of the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  In such cases, the subscription right can only be exercised until the end of the first exercise period following the spin-off or divestiture of the business unit or the company from the AIXTRON Group.  Subscription rights from a tranche not becoming available immediately after the occurrence of an event described in this article expire.

(5)                                 All subscription rights under this stock subscription right program expire in the event that a subscription right holder acts contrary to the interest of the AIXTRON Group during or up to 6 months after the termination of his employment.

Art. 3
Subscription period

The subscription rights can be subscribed to by entitled persons on May 21st, 2012.

Art. 4
Subscription right exercise period

The subscription rights will be exercised in tranches.  Up to 50% of the subscribed subscription rights (tranche 1) can be exercised following the presentation of the interim report for the third quarter of fiscal year 2014 (in any event no earlier than 2 years after the subscription of the subscription rights); a further 25% (tranche 2) following the publication of the results for the past fiscal year in year 2015; and finally the remaining 25% (tranche 3) following the publication of the results for the past fiscal year in year 2016.

Following the relevant lock-up period, the subscription rights may only be exercised within the exercise periods and only then on days on which commercial banks are open in Frankfurt am Main, Germany (“banking day” and if such a banking day lies in an exercise period “exercise day”).  The exercise periods commence on the third banking day after the publication of the results for the past fiscal year, after an Ordinary General Meeting of the Company or after the publication of the semi-annual report or the quarterly report for the third quarter, and end on the nineteenth banking day in Frankfurt am Main, Germany, following the commencement of the exercise period.

The authorisation of the Shareholders’ Meeting dated May 22, 2007 enable additional exercise periods after analyst press conferences or if the Company publishes preliminary figures for the past financial year.

In regard to exercise the following blackout periods/lock-up periods shall be taken into consideration:

•                                          from the last banking day on which the shareholders may register their attendance at the Ordinary General Meeting until the second banking day after the Ordinary General Meeting of the Company; or

•                                          on the day of publication of an offer for subscription to new shares or bonds with conversion and/or option rights to shares of the Company in a journal for statutory stock market notices until the day on which the subscription rights for shares of the Company are for the first time officially traded and listed on the Frankfurt stock exchange “ex subscription right”.

If and to the extent that exercise days fall within one of the abovementioned blackout periods/lock-up periods, the subscription rights may not be exercised and the relevant exercise period will be prolonged by a corresponding number of exercise days directly following the end of the lock-up period.

The exercise periods for the relevant tranches are as follows:

Tranche 1 (up to 50% of the allocated subscription rights)
1. First exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2014 (in any event no earlier than 2 years after the allocation of the subscription rights)

Tranche 2 (a further up to 25% of the allotted subscription rights)
2. Second exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2015

•                                          Exercise period 2:  On the 20 exercise days following the 2015 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2015

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2015

Tranche 3 (the remaining 25% of the allotted subscription rights)
3. Third exercise phase:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2016

•                                          Exercise period 2:  On the 20 exercise days following the 2016 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2016

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2016

The maximum number of subscription rights available for exercise may be exercised at each of the exercise days, i.e. up to 50% in the first exercise phase and up to 75% in the second exercise phase if tranche 1 subscription rights have not be exercised and finally up to 100% in the third exercise period if tranche 1 to 2 subscription rights have not be exercised.  Alternatively, the holder may decide not to exercise some or all of the subscription rights in the individual exercise periods and then exercise, in full or in part, those subscription rights then becoming available for exercise in subsequent exercise period, plus the subscription rights not yet exercised from the previous tranches.

4. Fourth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2017

•                                          Exercise period 2:  On the 20 exercise days following the 2017 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2017

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2017

5. Fifth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2018

•                                          Exercise period 2:  On the 20 exercise days following the 2018 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2018

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2018

6. Sixth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2019

•                                          Exercise period 2:  On the 20 exercise days following the 2019 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2019

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2019

7. Seventh exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2020

•                                          Exercise period 2:  On the 20 exercise days following the 2020 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2020

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2020

8. Eighth exercise period:

•                                          Exercise period 1:  On the 20 exercise days following the publication of the results for the past fiscal year in year 2021

•                                          Exercise period 2:  On the 20 exercise days following the 2021 Ordinary General Meeting

•                                          Exercise period 3:  On the 20 exercise days following the publication of the semi-annual report of fiscal year 2021

•                                          Exercise period 4:  On the 20 exercise days following the presentation of the interim report for the third quarter of fiscal year 2021

All vested subscription rights, which have not expired or have not been effectively exercised, may be exercised during each of the fourth to eighth exercise period to up to 100%.  The terms of the first to third exercise periods apply accordingly.  Subscription rights not exercised by the end of the eighth exercise period will expire.

Art. 5
Exercising the subscription rights

To exercise the subscription right, the subscription right holder must submit a written request (“exercise notice”) to the subscription right agent using the form available at the responsible department of AIXTRON SE and depending on exercise mode, pay the exercise price according to Art.1 (2).  The company mandated to function as subscription rights agent will be named to the subscription right holder by AIXTRON SE.  To become effective, the exercise notice has to be certified through a confirmation note by AIXTRON SE confirming the number of subscription rights available for exercise, and the timely receipt of such confirmed exercise notice as well as the exercise price (depending on exercise mode) to the subscription right agent is required.

The exercise notice towards the subscription right agent will be valid on such banking day on which the exercise notice and depending on exercise mode, the exercise price has been received by the subscription right agent at his place until 10 a.m. (German time).  Should the exercise notice and/or the exercise price (“Buy and Hold” mode) be received by the subscription right agent after 10 a.m., the exercise notice and/or the exercise price (“Buy and Hold” mode) will be deemed to be received the next banking day.  Should the technical equipment of the Frankfurt Stock Exchange as well as the subscription right agent allow for an extended exercise period, AIXTRON SE may, in favor of the subscription right holder, extend the exercise period.

The provisions of insider trading legislation must be observed if the shares subscribed after subscription rights have been exercised are sold.

Art. 6
Adjustment of the subscription right premium

(1)                                 Where the Issuer increases the share capital by issuing new shares or issues bonds with warrants carrying subscription or conversion rights on shares or performs other corporate actions listed below, and grants subscription rights to the shareholders, the subscription right premium shall be adjusted in accordance with the following provisions.

(2)                                 In the event of a capital increase against contributions or the issuance of bonds carrying subscription or conversion rights, the subscription right premium shall be reduced by that amount corresponding to the average price of the subscription rights granted to the shareholders on all trading days on the Frankfurt Stock Exchange.

The reduced subscription right premium shall apply with effect from the first trading day on the Frankfurt Stock Exchange following expiration of the subscription period for the new shares or bonds carrying conversion or subscription rights.  The subscription right premium shall not be reduced if the subscription right holders are granted a subscription right whose value corresponds to the subscription rights of the shareholders.

(3)                                 In the event of a capital increase from corporate resources, the contingent capital created to secure the subscription rights shall be increased in the same proportion as the share capital (section 218 of the AktG - German Stock Corporation Act).  In the event that the share capital is increased without issuing new shares pursuant to section 207 (2) clause 2 of the AktG, the capital increase from corporate resources shall not affect the legal status of the subscription right holders.  If, in contrast, new shares are issued, the subscription right holders shall be provided with as many additional shares when exercising their subscription right as if they had already exercised their subscription right at the time of the capital increase from corporate resources.

Fractions of shares arising as a result of a capital increase from corporate resources will not be provided when the subscription right is exercised, but will be sold at best for the account of the subscription right holder.  The proceeds will be provided to the subscription right holder when the shares are issued.

(4)                                 In the event of a capital reduction, the subscription right premium or the subscription right ratio shall not be adjusted in those cases where the capital reduction does not change the aggregate number of shares or the capital reduction is linked to a capital repayment or the purchase of own shares.  In the event of a capital reduction by the consolidation of shares without a capital repayment or the purchase of own shares without a change in capital (stock split), the number of shares for which one subscription right may be acquired at the subscription right premium shall be reduced or increased in proportion to the capital reduction or stock split.

Art. 7
Notices

Amendments and revisions to this subscription right program are required to be in writing.

Art. 8
Taxes and fees

(1)                                 The granting of subscription rights to the subscription right holder as well as the exercise of such subscription rights might be considered to be a taxable, monetary advantage to the subscription right holder.  AIXTRON SE, respectively AIXTRON affiliated companies, will pay taxes, including but not limited to income tax, social charges, church taxes, on behalf of the subscription right holder to the appropriate authorities in the event it is legally required.  Up to the legal limit of execution, AIXTRON SE and its affiliates shall have the right to set off their claims in regard to tax payments and fees against the salary of the subscription rights holder.  Any additional payments to be paid by the subscription right holder to AIXTRON SE and/or its affiliates have to be reimbursed by the subscription right holder to AIXTRON SE and/or its affiliates.

(2)                                 In the event that the subscription right holder gains additional money due a positive development of the stock market and based upon the sale of shares received due to the exercise of the subscription rights, the subscription right holder is responsible for the payment of any additional taxes.  Any fees incurred due to the sale of shares and/or financing interest have to be paid by the subscription right holder.

(3)                                 In the event that another country has the authority to tax the subscription right holder, the subscription right holder has the duty to pay any required taxes and fees according to applicable law.

Art. 9
Applicable law, Place of performance and Jurisdiction

(1)                                 The form and content of the subscription rights and the rights and obligations of the parties under these Terms and Conditions are governed in all respects by the laws of the Federal Republic of Germany.

(2)                                 The place of performance is Aachen, Germany.

(3)                                 The non-exclusive place of jurisdiction for all disputes concerning matters governed by these Terms and Conditions is Aachen, Germany.

Art. 10
Safeguarding provision

In the event that any of the Terms and Conditions governing the subscription rights is or becomes fully or partially invalid or unenforceable, this shall not affect the validity or enforceability of the remaining Terms and Conditions.  Any loophole arising due to the invalidity or unenforceability of one of the Terms and Conditions governing the subscription rights shall be closed appropriately by re-interpretation of the agreement, taking into consideration the interests of the parties.

Aachen, Germany, May 2012	AIXTRON SE